CONFIDENTIAL

Execution Copy

Exhibit 10.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

THIRD AMENDMENT TO COLLABORATION AGREEMENT

This THIRD AMENDMENT TO COLLABORATION AGREEMENT (this “Third Amendment”), dated as of October 27, 2023 (the “Third Amendment Effective Date”), by and between GlaxoSmithKline Intellectual Property (No.3) Limited, a company registered in England and Wales (registered number 11480952) with a registered office at 980 Great West Road, Brentford, Middlesex TW8 9GS, United Kingdom (“GSK”), and 23andMe, Inc., a company formed under the laws of Delaware whose principal place of business is at 223 N Mathilda Ave., Sunnyvale, CA 94086 (“23andMe”), hereby amends the Collaboration Agreement by and between GSK and 23andMe, dated July 24, 2018 (as amended by that certain First Amendment to Collaboration Agreement dated April 8, 2019 and that certain Second Amendment to Collaboration Agreement dated January 13, 2021) (the “Agreement”). GSK and 23andMe may be individually referred to as a “Party,” and collectively referred to as the “Parties.”

BACKGROUND

A. Pursuant to the Agreement, the Parties agreed to engage in Target Discovery Activities during the Discovery Term;

B. On January 12, 2022, GSK extended the Discovery Term in accordance with Section 10.2 of the Agreement by one (1) additional twelve (12)-month period such that it would expire on July 23, 2023;

C. Prior to the Third Amendment Effective Date, (i) 23andMe has provided GSK with [***] Data, [***] Data and certain other data [***] pursuant to the Agreement and (ii) GSK has provided 23andMe with certain data (including GSK Additional Databases and other GSK Specified Confidential Information) pursuant to the Agreement ((i) and (ii), collectively, the “Existing Data”), in each case, from which the Parties have generated Derived Data (including Derived Data [***]);

D. GSK desires to obtain, and 23andMe is willing to provide, New Data and certain services associated therewith on the terms and conditions set forth herein; and

E. In connection with the foregoing, the Parties desire to amend the Agreement in accordance with Section 21.13 of the Agreement to (i) memorialize that the Discovery Term expired on July 23, 2023, (ii) confirm each Party’s rights with respect to the Existing Data and any and all Derived Data generated therefrom, as well as with respect to all Joint Discovery Plan IP, (iii) memorialize the Parties’ agreement regarding the allocation of rights and responsibilities with respect to certain existing Collaboration Targets, (iv) enable 23andMe to (A) provide GSK with New Data, (B) grant GSK a non-exclusive license with respect to such New Data and (C) provide GSK with certain services with respect to such New Data, and (v)

CONFIDENTIAL

memorialize GSK’s rights following expiration of such license to New Data, in each case, upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Third Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.
Definitions; Interpretation. For purposes of this Third Amendment, the following terms shall have the following meanings (it being understood that, to the extent any term is defined in both this Third Amendment and the Agreement, such term will have the meaning set forth in this Third Amendment when used with respect to matters addressed in this Third Amendment and will have the meaning set forth in the Agreement when used with respect to matters addressed only in the Agreement). Capitalized terms used but not defined in this Third Amendment shall have the meanings set forth in the Agreement. The terms and conditions of this Third Amendment shall be construed as set forth in Section 21.18 of the Agreement.
(a)
“23andMe” has the meaning set forth in the Preamble.
(b)
“Agreement” has the meaning set forth in the Preamble.
(c)
“Basic Services” means the services required to facilitate GSK’s use of the New Data, as set forth in Annexure A attached hereto.
(d)
“Combination Product” means, with respect to any GSK Product or MB Product, a preparation that contains a GSK Product or MB Product component, as applicable, and at least one other active component, and is sold and invoiced as one (1) product (with an aggregate price).
(e)
“Companion Diagnostic” means a product designed for use in a diagnostic biomarker assay tailored or optimized for use with a prophylactic or therapeutic product, for predicting or monitoring the suitability of such prophylactic or therapeutic product for use in human patients or defined subpopulations thereof. A Companion Diagnostic shall be intended for use (i) as a means to select or monitor the patient population for the conduct of Clinical Studies of such prophylactic or therapeutic product, (ii) to predict predisposition to treatment in clinical use with such prophylactic or therapeutic product, or (iii) to predict or monitor potential safety considerations in clinical use with such prophylactic or therapeutic product. Use of a Companion Diagnostic to guide use of the prophylactic or therapeutic product will be contingent on appropriate Regulatory Approvals for such uses as deemed necessary by the FDA or other similar Regulatory Authority with appropriate jurisdiction.
(f)
“Data Access Fee” has the meaning set forth in Section 8(a).
(g)
“Data Access Notice” has the meaning set forth in Section 4(a)(ii).
(h)
“Data Download Period” has the meaning set forth in Section 4(a)(iii).

CONFIDENTIAL

(i)
“Data Patent Application” has the meaning set forth in Section 8(d).
(j)
“Data Release Date” means the date on which GSK receives New Data from 23andMe pursuant to Section 4(a)(i).
(k)
“Data Use Date” means the date on which the Data Use Notice is provided pursuant to Section 4(a)(iii) or Section 4(a)(iv), as applicable.
(l)
“Data Use Notice” has the meaning set forth in Section 4(a)(iii).
(m)
“Directed To” means, with respect to a product and a Target, that such product binds to or is intended to bind to, and inhibits, blocks, antagonizes, agonizes, activates, disrupts or modulates such Target or the biological property or function of such Target.
(n)
“Early Research Phase Collaboration Targets” has the meaning set forth in Section 3(c)(i).
(o)
“Existing Data” has the meaning set forth in the Background.
(p)
“Exploit” or “Exploitation” means to use, reproduce, modify, display, perform, distribute, create derivative works of, license or sublicense (in each case in accordance with the terms of the Agreement or this Third Amendment, as applicable), and otherwise exploit, including in connection with using, developing, making, having made, offering for sale, selling, importing, exporting, commercializing and otherwise exploiting any products.
(q)
“First Commercial Sale” means, with respect to a given product in a country, the first commercial sale [***].
(r)
“FTE” means the number of hours worked by one (1) duly qualified employee of a Party working full time for one (1) Calendar Year (consisting of at least [***] hours per year) carrying out Basic Services under this Third Amendment. Overtime (e.g., time-and-a-half or double-time), work on weekends, holidays and the like would not be counted with any multiplier toward the number of hours that are used to calculate the FTE contribution. FTEs billable by a Party for one (1) individual during a given Calendar Quarter will be expressed as the fraction of that individual’s time which has been coded to the Basic Services for that period as captured in the Party’s effort tracking system for such Calendar Quarter. The aggregate number of billable FTEs for a given Calendar Quarter are the FTEs which have been captured for that period in either Party’s effort tracking system. [***]. Each Party shall track FTEs of its personnel in a manner designed to ensure proper reporting and auditing of such information in accordance with this Third Amendment. For clarity, the calculation of FTE shall exclude [***].
(s)
“FTE Rate” means, commencing on the Third Amendment Effective Date, a rate of [***].

CONFIDENTIAL

(t)
[***].
(u)
[***].
(v)
[***].
(w)
“GSK” has the meaning set forth in the Preamble.
(x)
“GSK In-License Payments” has the meaning set forth in Section 3(c)(ii)(B).
(y)
“GSK Product” means any product that is Covered by a Valid Claim of any Patent that has issued from any Data Patent Application where such Patent contains any [***] Data or [***] Data provided by 23andMe under this Third Amendment.
(z)
“GSK Product Royalty Term” means, with respect to any GSK Product, on a country-by-country basis, the period commencing upon [***] and ending upon [***].
(aa)
[***].
(bb)
“IND” means an Investigational New Drug Application (including any amendments thereto) filed with the FDA pursuant to 21 C.F.R. Part 312 before the commencement of Clinical Studies of any product, or any equivalent filing with any relevant Regulatory Authority in any jurisdiction.
(cc)
“Joint Discovery Plan IP” means Discovery Plan IP that is jointly owned by the Parties pursuant to Section 14.2(b) of the Agreement.
(dd)
“Lead Discovery Collaboration Targets” has the meaning set forth in Section 3(c)(i).
(ee)
“Major Markets” means the [***].
(ff)
“MB Event” means, with respect any product [***].
(gg)
“MB Product” has the meaning set forth in Section 8(c)(i).
(hh)
“Net Sales” means, with respect to any product, [***].
(ii)
“New Data” means (i) any and all [***] Data and [***] Data for the phenotypes set forth on Parts A and B of Annexure B attached hereto; (ii) the full [***] summary statistics and full summary statistics ([***]) for all phenotypes set forth on Parts A and B of Annexure B attached hereto, in each case, on all available data covered by clause (i); and (iii) any and all supplemental items that are set forth on Annexure C attached hereto, [***] as of the Data Release Date consistent with Annexure D. [***].
(jj)
“New Data License” has the meaning set forth in Section 5(a).

CONFIDENTIAL

(kk)
“New Data License Term” has the meaning set forth in Section 10.
(ll)
“Out-of-Pocket Costs” means, with respect to any Basic Service, [***].
(mm)
“Parties” has the meaning set forth in the Preamble.
(nn)
“Party” has the meaning set forth in the Preamble.
(oo)
“Portfolio Validation Activities” means, with respect to any Specified Target, the use of the New Data by GSK or any of its Affiliates or sublicensees to (i) assess genetic and phenotypic associations for the purposes of validation of such Specified Target, or (ii) identify additional indications or population subsets associated with such Specified Target. Portfolio Validation Activities may include any Additional Validation Activities set forth on Schedule 1.299 of the Agreement.
(pp)
“Proceeding” means any claim, action, cause of action or suit, litigation, controversy, assessment, arbitration, investigation, hearing, charge, complaint, demand, notice or proceeding of, to, from, by or before any governmental authority.
(qq)
“Prohibited Uses” has the meaning set forth in Section 5(a).
(rr)
“Regulatory Approval” means all approvals, licenses, registrations or authorizations of any Regulatory Authority, necessary for the manufacturing, use, storage, import, export, transport, marketing and sale of a prophylactic or therapeutic product in a regulatory jurisdiction in the Territory.
(ss)
[***].
(tt)
[***].
(uu)
[***].
(vv)
“Specified Opt-Out Targets” has the meaning set forth in Section 3(c)(i).
(ww)
“Specified Target” means any Target (i) that, as of the Data Use Date, has entered into the portfolio of GSK or any of its Affiliates by [***] and (ii) [***].

(ww)
“Third Amendment” has the meaning set forth in the Preamble.
(xx)
“Third Amendment Effective Date” has the meaning set forth in the Preamble.
2.
Discovery Term. For the avoidance of doubt and notwithstanding anything in the Agreement or this Third Amendment to the contrary, the Parties hereby acknowledge and agree that (i) the Discovery Term expired as of July 23, 2023, (ii) the Parties will be deemed to have completed their performance of the Target Discovery Plan, (iii) any and all [***] Data generated in connection with activities performed under the Target Discovery Plan constitutes Joint Discovery Plan IP, (iv) all Derived Data generated by either Party during the Discovery Term (including Derived Data [***]) will be deemed to have been generated

CONFIDENTIAL

in accordance with the Agreement, and (v) the Parties shall comply with the terms and conditions set forth in Section 16.3(a) of the Agreement.
3.
Existing Data; Derived Data Generated from Existing Data; Specified Opt-Out Targets.
(a)
Existing Data. For the avoidance of doubt, the Parties hereby acknowledge and agree that nothing in this Third Amendment is or shall be construed to limit, modify or expand in any manner any rights of either Party or any of its Affiliates with respect to any Background IP (which, for the avoidance of doubt, for 23andMe includes [***]) or Existing Data (other than any Existing Data to the extent constituting Derived Data or Joint Discovery Plan IP, which are addressed in Section 3(b) below). Each Party has, and shall continue to have, the right to Exploit any and all such Existing Data in accordance with the Agreement.
(b)
Derived Data and Joint Discovery Plan IP. For the avoidance of doubt and notwithstanding anything in the Agreement or this Third Amendment to the contrary but subject to the paragraph starting with a proviso immediately following clause (b)(iii), the Parties hereby acknowledge and agree that, with respect to any and all Derived Data (including [***]) first generated during the Discovery Term and any and all Joint Discovery Plan IP:
(i)
each Party [***];
(ii)
[***]; and
(iii)
each Party and its Affiliates are, and shall be, entitled [***];

provided that, [***], are subject in all respects to (1) the exclusive licenses granted by such Party to the other Party pursuant to Article 11 of the Agreement; and (2) the obligations set forth in Section 2.6(d) and Article 10 of the Agreement, as well as the Parties’ confidentiality obligations under Article 17 of the Agreement and Part A of the Data Access Plan [***]. For the avoidance of doubt, (x) in no event shall the Parties’ respective financial obligations with respect to any Derived Data or Joint Discovery Plan IP as set forth in Article 10 of the Agreement be altered in any manner by this Third Amendment and (y) subject to the Parties’ confidentiality obligations under Article 17 of the Agreement and Part A of the Data Access Plan [***] and provided that [***].

(c)
Specified Opt-Out Targets.
(i)
The Parties hereby acknowledge and agree that, as of the Third Amendment Effective Date, (A) the Targets set forth in Part A of Annexure E attached hereto (the “Lead Discovery Collaboration Targets”) constitute Collaboration Targets which have been progressed into Collaboration Programs but for which 23andMe desires to cease funding its share of the Research Costs for activities performed during the Early Research Phase for such Lead Discovery Collaboration Targets; (B) with respect to each Target set forth in Part C of Annexure E attached hereto (collectively, the “Early Research Phase Collaboration Targets” and, together with the Lead

CONFIDENTIAL

Discovery Collaboration Targets, the “Specified Opt-Out Targets”), all activities under the Early Collaboration Program Plan for each such Early Research Phase Collaboration Target have been completed, no Development Candidates have been identified for any such Early Research Phase Collaboration Target and only GSK desires to continue research and development activities with respect to each such Early Research Phase Collaboration Target; and (C) 23andMe has no further obligations under the Agreement or this Third Amendment to fund or perform any activities with respect to any such Specified Opt-Out Targets from and after the Third Amendment Effective Date.
(ii)
Notwithstanding anything to the contrary in the Agreement, from and after the Third Amendment Effective Date, any and all Specified Opt-Out Targets shall constitute Unilateral Targets of GSK, and all terms and conditions in the Agreement relating to GSK Unilateral Targets shall apply to the Specified Opt-Out Targets; provided that:
(A)
in addition to the license granted by 23andMe to GSK pursuant to Section 11.4(a) of the Agreement, with respect to each Specified Opt-Out Target, 23andMe hereby grants to GSK (1) a worldwide, exclusive license, sublicensable through multiple tiers, under 23andMe’s interest in the Collaboration Program IP (including the Data Analytics Technology contained therein) applicable to each such Specified Opt-Out Target, and (2) a worldwide, non-exclusive license, sublicensable through multiple tiers, under the 23andMe Background IP applicable to each such Specified Opt-Out Target, in each case of (1) and (2), to research, develop, make, have made, use, sell, offer for sale, import and export each such Specified Opt-Out Target and compounds and products that are Directed To each such Specified Opt-Out Target, in each case, in the Field in the Territory, including to make improvements to such compounds and products; and
(B)
if, during the Term, GSK determines, in its reasonable judgment, that it is necessary or reasonably useful to obtain rights under any Third Party Patent Rights in order to Develop, Manufacture or Commercialize any Unilateral Product developed in the Unilateral Program [***] pursuant to the Agreement, GSK shall have the sole right, but not the obligation, to obtain such a license under such Third Party Patent Rights, including in connection with any Proceeding, and, if a license to any such Third Party Patent Rights is obtained by GSK or any of its Affiliates with respect to such Unilateral Product, including in connection with any Proceeding, GSK (or such Affiliate) shall be responsible for all payments that become due under such license (“GSK In-License Payments”); provided that, subject to Section 10.11 of the Agreement (which shall apply to this Third Amendment, mutatis mutandis), GSK shall be entitled to deduct from the royalties payable by GSK with respect to such Unilateral Product

CONFIDENTIAL

under Section 10.7 of the Agreement an amount equal to [***] of any GSK In-License Payments which are payable to the applicable Third Party [***].
(iii)
The Parties hereby acknowledge and agree that nothing in this Third Amendment is or shall be construed to alter in any manner any rights or obligations of either Party or any of its Affiliates under the Agreement with respect to any Collaboration Target set forth in Part B of Annexure E attached hereto.
(iv)
The Parties agree that neither Party shall (A) publish or publicly disclose the specific Target identity of any Unilateral Program or Sole Development Program of the other Party (i.e., disclosing that such other Party is pursuing the specific Target and not merely the name of a gene), or (B) publish or publicly disclose in any Target-specific study the specific Target identity linked to the genetic traits or diseases that are the subject of the other Party’s Unilateral Program or Sole Development Program as known at the time of the exercise of the Opt-Out Option, Commercialization Exit Option or Development Exit Option (as applicable), unless and until: (1) such other Party has given express written consent, (2) such other Party or a Third Party has published or publicly disclosed such Target identity or genetic link, or (3) the applicable Unilateral Program or Sole Development Program is terminated. For the avoidance of doubt, the Parties acknowledge and agree that (x) a Third Party with access to the 23andMe Database may independently discover the applicable Target and genetic link and list 23andMe as a co-author for contribution of data in any publication thereof and (y) neither Party is restricted from publishing or publicly disclosing research results from phenotype-focused studies that are not specific to any Target subject to any Unilateral Program or Sole Development Program of the other Party. This Section 3(c)(iv) does not limit the Parties’ confidentiality obligations under Article 17 of the Agreement.
4.
New Data Release.
(a)
Release of New Data.
(i)
23andMe shall provide New Data to a mutually agreed server destination accessible and verifiable by GSK by December 1, 2023. 23andMe shall, at its sole cost and expense, (A) use commercially reasonable efforts to, by the Data Release Date, [***] and (B) include all genotype and phenotype data collected from all such new 23andMe Customers in the New Data released to GSK pursuant to this Section 4(a)(i) and as set forth on Parts A and B of Annexure B.
(ii)
GSK shall promptly provide 23andMe with written notice when GSK initiates the download of the New Data from the 23andMe designated server

CONFIDENTIAL

location, and such notice shall specifically state the date on which such download was initiated (such notice, the “Data Access Notice”).
(iii)
GSK shall have [***] from the download initiation date specified in the Data Access Notice (“Data Download Period”) (which period shall in no event extend beyond September 30, 2024, subject to Section 4(a)(iv) below) in which to download, decrypt, and conduct quality control on any and all New Data in order to be able to use such New Data in GSK’s systems and databases in accordance with this Third Amendment. During such [***] period, 23andMe shall cooperate with GSK and use good faith efforts to assist GSK in downloading, decrypting and conducting reasonable quality control on all such New Data. At the conclusion of such [***] Data Download Period (or earlier, if the New Data is deemed usable prior to such conclusion), once the New Data has been deemed to be usable by GSK, GSK shall provide written notice to 23andMe to inform 23andMe that the New Data is ready for use (such notice, the “Data Use Notice”). For clarity, if GSK does not provide to 23andMe a Data Use Notice pursuant to either this Section 4(a)(iii) prior to the expiration of the Data Download Period or Section 4(a)(iv), then the Data Use Date shall be deemed to be the day following the last day of the Data Download Period.
(iv)
If, despite the reasonable efforts of the Parties, the New Data provided to GSK pursuant to Section 4(a)(i) is not ready for use by GSK or any of its Affiliates by the expiration of the Data Download Period as a result of technical complications with data access, transfer or data quality or integrity (other than as a result of a failure of GSK’s systems or database readiness), then GSK shall inform 23andMe in writing, including a reasonable explanation of such issue, and the Parties shall reasonably work together in good faith to resolve such matter [***]. The Parties acknowledge and agree that New Data will be provided in the same or substantially the same format and delivery method as the Existing Data provided by 23andMe during the Target Discovery Term. A non-limiting example of a data manifest is attached hereto as Annexure F for illustration purposes only.
(b)
Delivery. The Parties acknowledge and agree that the Data Access Plan shall not apply to any New Data provided to GSK pursuant to Section 4(a) (except for the definitions of [***] Data, [***] Data, and [***] Data). Any and all New Data provided to GSK pursuant to Section 4(a) shall be made available by 23andMe to GSK in accordance with the terms and conditions set forth on Annexure G attached hereto and all such New Data shall be deemed the Confidential Information of 23andMe.
5.
New Data License.
(a)
Subject to the terms and conditions of this Third Amendment, and solely during the New Data License Term, 23andMe hereby grants GSK a non-exclusive, worldwide, non-sublicensable (except as set forth in Section 6), non-transferable (except as set

CONFIDENTIAL

forth in Section 21.6 of the Agreement), royalty-free, fully paid-up license (subject to Section 8 below) to Exploit the New Data and any 23andMe Data Mining Technologies embodied therein for (i) research, development and commercialization of any therapeutic, prophylactic, vaccine, diagnostic and/or Companion Diagnostic products, and (ii) use in Target discovery, Target validation (including Portfolio Validation Activities), portfolio prioritization, and/or evaluations of business or licensing opportunities (the “New Data License”); provided that, the New Data License specifically excludes any Prohibited Uses. In furtherance of the New Data License, GSK may [***]. As used in this Third Amendment, “Prohibited Uses” means [***].
(b)
No Implied Rights. GSK acknowledges that the rights and licenses granted under Section 5(a) and Section 12 of this Third Amendment are limited to the scope expressly granted, and all rights to Intellectual Property Rights, including rights to Data, owned or Controlled by 23andMe other than those licensed to GSK or to which GSK is granted rights hereunder are expressly reserved to 23andMe. Without limiting the foregoing, (i) it is understood that 23andMe retains all of its rights to New Data for all purposes not expressly licensed, including granting licenses to New Data (or its future iterations) with the same or similar scope to Third Parties, and (ii) GSK shall not use, publish or otherwise Exploit the New Data for any purpose except as expressly licensed in this Third Amendment.
6.
Sublicensing Rights. GSK shall have the right to grant sublicenses of the New Data License solely to (a) any of its Affiliates (and for so long as they remain an Affiliate and with rights to grant such sublicenses through multiple tiers); (b) to any Third Party subcontractor performing fee-for-service activities on behalf of GSK or any of its Affiliates, in each case (a) and (b), without 23andMe’s consent; and/or (c) any Third Parties (other than Third Party subcontractors described in clause (b)) with the prior written consent of 23andMe; provided that any and all such sublicenses shall be in writing (where such sublicensee is a Third Party) and, in all cases, subject and subordinate to, and consistent in all respects with, the terms and conditions of this Third Amendment to the extent applicable to sublicensees, and GSK shall be responsible for ensuring compliance by any such sublicensee with such terms and conditions.
7.
Basic Services. Within the first [***] of each Calendar Quarter during the New Data License Term, GSK shall provide 23andMe with written notice setting forth the Basic Services and top-level support GSK anticipates requiring for the subsequent Calendar Quarter and 23andMe shall promptly respond within [***] if the requested Basic Services would require payment by GSK of additional FTE costs or Out-of-Pocket Costs pursuant to this Section 7 or if 23andMe does not have the resources (in excess of [***] allocated for such Calendar Quarter) required for the requested Basic Services, in which case the Parties shall discuss in good faith a mutually-agreed service scope. During the New Data License Term, upon GSK’s request, 23andMe shall provide the Basic Services to GSK with [***]. Any and all Out-of-Pocket Costs shall be borne by [***]; provided that, [***]; provided further that (a) a good faith estimate of such [***] Out-of-Pocket Costs and any good faith material updates thereof shall be [***]; (b) to the extent [***], GSK shall be obligated to pay, in accordance with Section 10.17 of the Agreement, the amount set forth

CONFIDENTIAL

in the invoice issued in accordance with Schedule 10.17(a) of the Agreement [***] ; and (c) [***]. In the event GSK desires additional hours of Basic Services above the hour limits of such [***], GSK shall notify 23andMe in writing and such request for additional hours of Basic Services shall be subject to 23andMe’s approval ([***]) and payment by GSK of [***]. 23andMe shall use commercially reasonable efforts to perform each Basic Service in a timely, professional and workmanlike manner and in compliance with the terms and conditions of this Third Amendment. The personnel of 23andMe providing any Basic Services to GSK under this Third Amendment shall be competent, qualified individuals who possess the training, education, experience and skill reasonably necessary to perform such Basic Services. If GSK requires or desires services from 23andMe other than Basic Services, including any services set forth on Annexure H, GSK shall notify 23andMe and the parties shall negotiate in good faith, for a period not to exceed [***] following such request, the scope of such additional services that GSK desires to be provided and the terms and conditions related thereto, all of which, if mutually agreed, shall be set forth in a separate agreement.
8.
Financial Terms.
(a)
Data Access Fee. GSK shall pay to 23andMe a one-time payment of Twenty Million United States Dollars ($20,000,000) (the “Data Access Fee”) as follows: (i) Five Million United States Dollars ($5,000,000) within [***] after the Third Amendment Effective Date and GSK’s receipt of an invoice issued in accordance with Schedule 10.17(a) of the Agreement and (ii) Fifteen Million United States Dollars ($15,000,000) within [***] after the Data Release Date and GSK’s receipt of an invoice issued in accordance with Schedule 10.17(a) of the Agreement; provided that [***].
(b)
Renewal Fee. If, in accordance with Section 10, the Parties enter into an agreement to renew the New Data License, then [***].
(c)
Material Benefit.
(i)
In the event that GSK performs any Portfolio Validation Activities with respect to any Specified Target and, in connection with such Portfolio Validation Activities, (A) GSK learns [***], and (B) an MB Event occurs with respect to a product (1) that is Directed To such Specified Target and (2) for which such MB Event arises from such Portfolio Validation Activities (each, an “MB Product”), then commencing as of [***], GSK shall, for a period of [***], pay to 23andMe a royalty on annual Net Sales of such MB Product in such country in such indication during a Calendar Year at the applicable royalty rates set forth below (it being understood, for the avoidance of doubt, [***]:

Annual Net Sales of each MB Product in the Territory	Royalty Rate

CONFIDENTIAL

For the portion of Net Sales in a given Calendar Year equal to or less than [***]	[***]
For the portion of Net Sales in a given Calendar Year greater than [***] and equal to or less than [***]	[***]
For the portion of Net Sales in a given Calendar Year greater than [***]	[***]

(ii)
Notwithstanding anything in the Agreement or in this Third Amendment to the contrary, [***], GSK shall provide 23andMe with a report summarizing any potential MB Events that have been identified based on GSK’s Portfolio Validation Activities under this Third Amendment, and the foregoing shall [***].
(d)
Patent Applications. In the event that GSK (or its Affiliate or other designee) discloses any [***] Data or [***] Data provided by 23andMe under this Third Amendment [***] in the specification of any patent application owned or co-owned by GSK or any of its Affiliates [***] (such patent application, the “Data Patent Application”), GSK shall, as promptly as reasonably practicable following [***], notify 23andMe of such use and pay to 23andMe the following amounts:
(i)
a one-time payment of Five Hundred Thousand United States Dollars ($500,000) upon the first achievement by GSK or any of its Affiliates, its licensee [***] of the First Commercial Sale in a Major Market of any GSK Product (it being understood that (A) GSK shall provide notice of such first achievement of such First Commercial Sale to 23andMe [***] following achievement thereof and make such commercial milestone payment to 23andMe following GSK’s receipt of an invoice in accordance with Section 10.17 of the Agreement and (B) GSK shall only be obligated to pay such commercial milestone payment to 23andMe one (1) time for the first GSK Product for which a First Commercial Sale occurs in a Major Market regardless of the number of additional GSK Products sold in any Major Market thereafter and regardless of the number of countries in which GSK commercializes any GSK Product); and
(ii)
on a country-by-country basis, during the GSK Product Royalty Term for each GSK Product in a given country in the Territory, royalties on annual Net Sales for each such GSK Product in the Field in the Territory during a Calendar Year at the royalty rates set forth below:

CONFIDENTIAL

Annual Net Sales of each GSK Product in the Territory	Royalty Rate
For the portion of Net Sales in a given Calendar Year equal to or less than [***]	[***]
For the portion of Net Sales in a given Calendar Year greater than [***]	[***]

(e)
Material Benefit and Patent Application Interpretation Provisions. 23andMe acknowledges and agrees that (i) in the event any product constitutes both an MB Product and a GSK Product, the [***], and (ii) in the event that any additional MB Event occurs with respect to such product or such product is Covered by a Valid Claim of an additional Patent that has issued from any Data Patent Application, [***]. For the avoidance of doubt and notwithstanding anything to the contrary herein, in the event that any rights with respect to any MB Product or GSK Product are acquired by any Third Party, 23andMe agrees to accept payments due under Section 8(c) or Section 8(d) directly from such Third Party in lieu of GSK.
(f)
No Other Fees. Except as expressly contemplated by this Third Amendment, no other fees shall be due or payable by GSK to 23andMe in consideration for the release of any New Data to GSK, the New Data License or any other rights granted to GSK or any of its Affiliates under this Third Amendment.
(g)
Taxes; Payment Terms. Except as provided in Section 8(a) above, Section 10.9, Section 10.12, Section 10.15 (solely with respect to auditing the Net Sales calculations under Sections 8(c) and 8(d)), Section 10.16, Section 10.17, Section 10.19 and Section 10.20 (last sentence) of the Agreement shall apply to this Third Amendment, mutatis mutandis.
9.
23andMe Affiliates. For the avoidance of doubt, in the event that 23andMe (or any of its successors or assigns) grants to any of its Affiliates any license or other rights to Exploit the New Data, any such license or other rights shall be subject to GSK’s rights under this Third Amendment.
10.
Term; New Data License Term. The term of the New Data License shall commence on the Third Amendment Effective Date and shall continue in full force and effect until the date that is the first (1st) anniversary of the Data Use Date (the “New Data License Term”); provided, however, that GSK shall not exercise any rights granted under the New Data License with respect to any New Data delivered hereunder unless and until GSK has provided the Data Use Notice to 23andMe. In the event GSK desires to renew the New Data License, GSK shall notify 23andMe in writing at least [***] in advance of the expiration of the New Data License Term and [***], the Parties shall begin wind-down activities with respect to the New Data License, including preparation and initiation of a plan and process for deleting the New Data by GSK and wind-down of ongoing Basic Services by 23andMe.
11.
[***]

CONFIDENTIAL

12.
Effect of Expiration. The following terms set forth in this Section 12 apply solely to the New Data and New Data License and are expressly excluded from applying to the use or retention of, or rights with respect to, Existing Data, Derived Data or Joint Discovery Plan IP as set forth in Section 3 of this Third Amendment.
(a)
Upon the expiration of the New Data License Term, the New Data License shall automatically terminate and GSK shall delete any and all New Data provided to it hereunder, including deleting such New Data from any combinations or compilations with other data, and any and all copies thereof [***]. GSK will provide 23andMe with a written certification that such New Data has been destroyed using destruction methods that meet or exceed current industry standards signed by GSK’s Head of Research and Development (or equivalent role).
(b)
Notwithstanding the foregoing or anything else to the contrary, upon the expiration of the New Data License Term, GSK and its Affiliates may [***]:
(i)
[***]
(A)
[***]
(B)
[***]
(C)
[***]
(ii)
[***]
(A)
[***]
(B)
[***]
(iii)
[***]
13.
Survival. Section 16.9(a) and Section 16.9(b) of the Agreement are hereby amended to provide that Section 1, Section 2, Section 3, Section 4(b) (solely with respect to confidentiality of New Data), Section 8(c) through Section 8(g) (solely with respect to any payments that have accrued as of the date of expiration or termination of the Agreement as amended), Section 12, Section 13, Section 14, Section 15, Section 17, Section 18 and Section 20 of this Third Amendment shall survive expiration or termination of the Agreement.
14.
Notices. GSK’s notice information set forth in Section 21.9 of the Agreement is hereby amended and restated in its entirety as follows:

If to GSK:

GlaxoSmithKline Intellectual Property (No.3) Limited

Attn: Company Secretary

980 Great West Road,

CONFIDENTIAL

Brentford,

Middlesex,

TW8 9GS

United Kingdom

15.
Invoicing Information. Section 1(a) of Schedule 10.17(a) of the Agreement is hereby amended and restated in its entirety as follows:

A copy of all invoices in PDF format should be sent via email to Alliance Management (email: sean.a.ross@gsk.com) copying the Deal Accounting and Alliances Finance department (email: rd.daaf@gsk.com).

16.
Press Releases. In accordance with Section 17.5 of the Agreement, the Parties have agreed upon the content of a press release which shall be issued by 23andMe in the form attached hereto as Annexure I, the release of which shall occur promptly following execution of this Third Amendment (and in any event no later than [***] after the Third Amendment Effective Date).
17.
Governing Law; Dispute Resolution. This Third Amendment and any dispute arising from the performance or breach hereof shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to conflicts of laws principles. For the avoidance of doubt, Sections 21.1(a)-(f) of the Agreement shall apply to this Third Amendment, mutatis mutandis.
18.
Effect of Third Amendment; Conflicts; Full Force and Effect. Except as expressly amended in this Third Amendment, the Agreement shall remain in full force and effect in accordance with its terms. Subject to Section 1, in the event of any express conflict between the Agreement and this Third Amendment, the terms and conditions of this Third Amendment shall control to the extent of such conflict. From and after the Third Amendment Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “hereto,” “herein,” and words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended, as applicable, by this Third Amendment.
19.
Miscellaneous. Section 11.11, Section 21.9, Section 21.11, Section 21.12, Section 21.15 and Section 21.21 of the Agreement shall apply to this Third Amendment, mutatis mutandis.
20.
Counterparts. This Third Amendment may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Third Amendment from separate computers or printers. Facsimile signatures and signatures transmitted via PDF or other electronic form shall be treated as original signatures.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Third Amendment to be executed by their duly authorized representatives as of the Third Amendment Effective Date.

GLAXOSMITHKLINE INTELLECTUAL PROPERTY (NO.3) LIMITED	23ANDME, INC.
By: /s/ Jill Anderson Name: Jill Anderson Title: Director Date Signed: October 27, 2023	By: /s/ Joe Selsavage Name: Joe Selsavage Title: Interim Chief Financial Officer Date Signed: October 27, 2023

CONFIDENTIAL

ANNEXURE A TO THIRD AMENDMENT

BASIC SERVICES

[***]

Annexure A

CONFIDENTIAL

Annexure A

ANNEXURE B TO THIRD AMENDMENT

NEW DATA – PHENOTYPES

[***]

CONFIDENTIAL

ANNEXURE C TO THIRD AMENDMENT

NEW DATA – SUPPLEMENTAL ITEMS

[***]

Annexure C

ANNEXURE D TO THIRD AMENDMENT

NEW DATA DESCRIPTION

[***]

Annexure D

ANNEXURE E TO THIRD AMENDMENT

EXISTING COLLABORATION TARGETS

[***]

Annexure E

ANNEXURE F TO THIRD AMENDMENT

SAMPLE DATA MANIFEST

[***]

Annexure G

ANNEXURE G TO THIRD AMENDMENT

TECHNICAL REQUIREMENTS FOR NEW DATA

[***]

24

ANNEXURE H TO THIRD AMENDMENT

ADDITIONAL SERVICES

[***]

Annexure I

ANNEXURE I TO THIRD AMENDMENT

PRESS RELEASE

23andMe Announces Collaboration Extension with a New Data Licensing Agreement with GSK

Following their five year discovery collaboration, 23andMe and GSK have extended their collaboration by entering into a new non-exclusive data licensing agreement, enabling GSK to utilize the 23andMe database for novel drug target discovery and other research

SOUTH SAN FRANCISCO, Calif. – October XX, 2023 – 23andMe Holding Co. (Nasdaq: ME) (“23andMe”) today announced a new, non-exclusive data license with GSK plc (LSE/NYSE: GSK) which extends their collaboration and enables GSK to conduct drug target discovery and other research using the 23andMe database, the world’s largest recontactable resource of genetic and phenotypic information from consented participants. Under an amendment to their Collaboration Agreement, 23andMe will receive a $20 million upfront payment for a one year, non-exclusive data license. The license will also include access to certain services such as further analyses of the 23andMe data not provided in the core data release.

“We’ve had an incredibly successful collaboration with GSK over the past five years, and we are excited to continue our work together,” said Anne Wojcicki, CEO and Co-Founder, 23andMe. “With approximately 50 programs developed over the last five years, we are thrilled to work with GSK in discovering genetically validated targets. The continued relationship with GSK demonstrates the power of the 23andMe research platform to consistently produce novel insights for therapeutic development, rooted in human genetics.”

Under terms of the new data license, 23andMe will provide GSK with access to de-identified, summary data from global genome- and phenome-wide analysis of the 23andMe database, for a 12-month period, and offer its research services for analyses of the data over that same period. Any new drug discovery programs that GSK chooses to initiate during the agreement will be owned and advanced solely by GSK. 23andMe may be eligible for downstream royalties under certain uses of the database by GSK. As part of the amendment, 23andMe is taking the royalty option on three programs previously initiated by the two companies, which GSK will independently advance, with 23andMe retaining certain rights to downstream royalties. 23andMe and GSK both retain royalties on a number of active programs developed under the initial collaboration.

“The 23andMe research database is constantly growing, which increases its power for therapeutic research over time,” said Adam Auton, Vice President, Human Genetics at 23andMe. “We’ve also made significant strides to increase the power of our database by improving our imputation technology, utilizing whole genome sequencing data to dramatically increase the number of genetic variants that we’re able to interrogate. In addition, we continue to expand our capabilities in deep phenotyping, artificial intelligence and machine learning, rare disease research, and

26

developing recontactable cohorts in specific disease areas, all with the objective of more efficiently identifying drug targets that will hopefully be developed into new medicines.”

About 23andMe

23andMe is a genetics-led consumer healthcare and biopharmaceutical company empowering a healthier future. For more information, please visit www.23andMe.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the future performance of 23andMe’s businesses in consumer genetics and therapeutics and the growth and potential of its proprietary research platform. All statements, other than statements of historical fact, included or incorporated in this press release, including statements regarding 23andMe’s products, strategy, financial position, funding for continued operations, cash reserves, projected costs, plans, potential future collaborations, therapeutics development, database growth, product development and launches, the successful commercialization and market acceptance of new products and objectives of management, are forward-looking statements. The words "believes," "anticipates," "estimates," "plans," "expects," "intends," "may," "could," "should," "potential," "likely," "projects," “predicts,” "continue," "will," “schedule,” and "would" or, in each case, their negative or other variations or comparable terminology, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are predictions based on 23andMe’s current expectations and projections about future events and various assumptions. 23andMe cannot guarantee that it will actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements and you should not place undue reliance on 23andMe’s forward-looking statements. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond the control of 23andMe), or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the Securities and Exchange Commission, including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The statements made herein are made as of the date of this press release and, except as may be required by law, 23andMe undertakes no obligation to update them, whether as a result of new information, developments, or otherwise.

Contacts:

Investor Relations Contact: investors@23andMe.com

Media Contact: press@23andMe.com

27